AB CORPORATE SHARES

-AB Corporate Income Shares

(the “Fund”)

Supplement dated July 22, 2019 to the Prospectus and Summary Prospectus dated August 31, 2018 of AB Corporate Income Shares.

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The following replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and the Summary Prospectus for the Fund and reflects the persons responsible for the day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Shawn E. Keegan	Since 2006	Senior Vice President of the Adviser

Tiffanie Wong	Since July 2019	Vice President of the Adviser

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The following replaces the table for the Fund under the heading “Management of the Funds - Portfolio Managers” in the Prospectus.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Shawn E. Keegan; since 2006; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.
Tiffanie Wong; since July 2019; Vice President of the Adviser	Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2014.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectus and Summary Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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